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                                                                    EXHIBIT 10.5

                   SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT

         Second Amendment (this "Amendment"), dated as of April 4th, 2000, to that certain Stockholders Agreement (the "Stockholders Agreement"), dated as of October 24, 1997, among Digital Theater Systems, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company listed on Schedule A thereto (the "Stockholders"), amended by First Amendment thereto dated as of October 13, 1999. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given such terms in the Stockholders Agreement.

         1. Section 2(a)(ii)(A) of the Stockholders Agreement is hereby amended to read in its entirety as follows:

                  "(A) two (2) representatives, designated by Terry Beard and Patrick Beard, acting by a majority of interest as to the shares owned by them."

         2. Section 11(a) of the Stockholders Agreement is hereby amended to read in its entirety as follows:

                  "(a) All of the provisions of this Agreement shall terminate and, except as otherwise expressly provided herein, shall be of no further force or effect and shall not be binding upon any party hereto, upon the first to occur of (i) a Termination Date and (ii) approval of such termination by each of (A) the Company, (B) the holders of a majority in voting power of the Series A Preferred Stock subject to this Agreement, (C) Spielberg, (D) Universal, and (E) a majority in interest as to the shares owned by Terry Beard and Patrick Beard."

         3. Section 12(a) of the Stockholders Agreement is hereby amended to read in its entirety as follows:

                  "(a) Amendment; Waiver and Release. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective unless such modification, amendment or waiver is approved in writing by
                  (i) the Company, (ii) Stockholders holding at least a majority in voting power of the Stockholder Shares subject to this Agreement, (iii) Spielberg (so long as Spielberg continues to hold 50% or more of the Stockholder Shares held by Spielberg that are subject to this Agreement), (iv) Universal (so long as Universal continues to hold 50% or more of the Stockholder Shares held by Universal that are subject to this Agreement), and (v) a majority in interest as to the shares owned by Terry Beard and Patrick Beard. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms."

         4. This Second Amendment may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

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         5.       Except as provided for above, the terms of the Stockholders
                  Agreement, as amended by First Amendment thereto dated as of October 13, 1999, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment, to Stockholders Agreement on the day and year first above written.

                                           DIGITAL THEATER SYSTEMS, INC.

                                           By: /s/ D.E. Slusser
                                               ---------------------------------

                                               Name: D.E. Slusser

                                               Title: CEO

                                               /s/ Terry Beard
                                               ---------------------------------
                                           Terry Beard, individually

                               [Other signatures]

                                       2

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In witness whereof, the parties have executed this Second Amendment to
Stockholders Agreement on the day and year first above written.

                                           EOS PARTNERS SBIC, L.P.

                                           By: Eos SBIC General, L.P.,
                                               its General Partner

                                           By: Eos SBIC, Inc.
                                               its General Partner

                                           By: /s/ Steven M. Friedman
                                               ---------------------------------

                                                Name: __________________________

                                                Title: _________________________

                                                Eos Partners SBIC, L.P.
                                                by Eos SBIC General, L.P., its
                                                  General Partner
                                                by Eos SBIC, Inc., its Managing
                                                  General Partner
                                                by Steven M. Friedman, President

                                       3

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         In witness whereof, the parties have executed this Second Amendment to
Stockholders Agreement on the day and year first above written.

                                           WESTON PRESIDIO CAPITAL II

                                           By: /s/ James B. McElwee
                                               ---------------------------------

                                               Name: James B. McElwee

                                               Title: General Partner

                                       4

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         In witness whereof, the parties have executed this Second Amendment to
Stockholders Agreement on the day and year first above written.

                                           UNIVERSITY CITY STUDIOS, INC.

                                           By: /s/ William A. Sutman
                                               ---------------------------------

                                               Name: /s/ William A. Sutman

                                               Title: SVP & CFO

                                       5

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         In witness whereof, the parties have executed this Second Amendment to
Stockholders Agreement on the day and year first above written.

                                           FORTH INVESTMENTS, INC.

                                           By: /s/ Michael Rutman
                                               ---------------------------------

                                               Name: Michael Rutman

                                               Title: CFO

                                       6

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                                           At Communications KK

                                           By: _________________________________

                                               Name: ___________________________

                                               Title: __________________________

                                           _____________________________________
                                           William Neighbors

                                           _____________________________________
                                           Buzz Knudson

                                                /s/ Jon Kirchner
                                           -------------------------------------
                                           Jon Kirchner

                                           _____________________________________
                                           Julie Koppel

                                           _____________________________________
                                           Mr. John C. Dyatt

                                           _____________________________________
                                           Mrs. John C. Dyatt

                                                /s/ Dan Slusser
                                           ------------------------------------
                                           Dan Slusser

                                           _____________________________________
                                           Richard Koppel

                                           _____________________________________
                                           Salah Hassanein

                                                /s/ Terry Beard
                                           -------------------------------------
                                           Terry Beard

                                       7